EXHIBIT 99.1

Audited Financial Statements

Kestler Financial Group, Inc.

Leesburg, Virginia

December 31, 2017 and 2016

Kestler Financial Group, Inc.

INDEPENDENT AUDITOR’S REPORT

To the Chief Executive Officer

Kestler Financial Group, Inc.

Leesburg, Virginia

Report on the Financial Statements

We have audited the accompanying financial statements of Kestler Financial Group, Inc. (the Corporation), which comprise the balance sheets as of December 31, 2017 and 2016, the related statements of income, stockholder’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kestler Financial Group, Inc. as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Winchester, Virginia

August 13, 2018

Kestler Financial Group, Inc.

BALANCE SHEETS

as of December 31

	2017	2016
CURRENT ASSETS
Cash	$658,115	$139,303
Other receivables	15,792	26,236
Prepaid expenses	126,951	66,763

	800,858	232,302
PROPERTY AND EQUIPMENT
Buildout - not in service	229,931	0
Furniture and fixtures	0	97,904
Computers and equipment	71,926	95,520
Vehicles	28,121	0
Computer software	13,673	13,673

	343,651	207,097

Less: accumulated depreciation	(38,296)	(117,026)

	305,355	90,071

OTHER ASSETS
Investment	50,000	50,000
Security deposits	11,709	11,709
Notes receivable	4,665	335,519

	66,374	397,228

	$1,172,587	$719,601

CURRENT LIABILITIES
Accounts payable	57,522	293,704
Commissions and fees payable	13,068	0
Deferred income	15,000	0
Accrued compensation	32,199	14,102
Deferred rent	271,271	23,029

	389,060	330,835
STOCKHOLDER’S EQUITY
Common stock, $1 par value, 5,000 shares authorized, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in-capital	272,250	272,250
Retained earnings	510,277	115,516

	783,527	388,766

	$1,172,587	$719,601

See independent auditor’s report and notes to financial statements.

Kestler Financial Group, Inc.

STATEMENTS OF INCOME

for Years Ended December 31

	2017	2016
REVENUE
Commissions	$5,712,406	$4,103,629
Service fees	0	59,329
Other income	792,412	1,319,919
Interest and dividends	5,403	1,978

	6,510,221	5,484,855
EXPENSES OF OPERATIONS
Advertising	5,171	6,339
Commissions and fees	86,492	315,682
Communications	63,239	99,585
Compensation	3,212,568	2,920,702
Firm insurance	74,799	45,866
Travel / Entertainment	147,519	111,510
Subscriptions	14,707	18,488
Office expense	1,215,367	1,020,703
Professional services	71,932	102,251
Rent and occupancy	189,438	141,286
Depreciation and amortization	28,751	24,155
Interest expense	760	0
Loss on sale of fixed assets	24,831	0
Other expenses	29,440	12,519

TOTAL EXPENSES	5,165,014	4,819,086

NET INCOME	$1,345,207	$665,769

See independent auditor’s report and notes to financial statements.

Kestler Financial Group, Inc.

STATEMENTS OF STOCKHOLDER’S EQUITY

for Years Ended December 31

		Additional		Total
	Common	Paid-In	Retained	Stockholders’
	Stock	Capital	Earnings	Equity

BALANCE, DECEMBER 31, 2015	$1,000	$272,250	$183,364	$456,614

Net income, 2016	0	0	665,769	665,769

Stockholder distributions	0	0	(733,617)	(733,617)

BALANCE, DECEMBER 31, 2016	1,000	272,250	115,516	388,766

Net income, 2017	0	0	1,345,207	1,345,207

Stockholder distributions	0	0	(950,446)	(950,446)

BALANCE, DECEMBER 31, 2017	$1,000	$272,250	$510,277	$783,527

See independent auditor’s report and notes to financial statements.

Kestler Financial Group, Inc.

STATEMENTS OF CASH FLOWS

for Years Ended December 31

	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,345,207	$665,769
Charges to net income not affecting cash:
Depreciation and amortization expense	28,751	24,155
Loss on sale of fixed assets	24,934	0
Debt forgiveness	0	(435,600)
Adjustments to reconcile net income to net cash provided (used by) operating activities:
Other receivables	10,444	(5,419)
Prepaid expenses	(60,188)	33,640
Accounts payable	(236,182)	230,773
Commissions and fees payable	13,068	(10,250)
Deferred income	15,000	0
Accrued compensation	18,097	(3,619)
Deferred rent	248,242	(31,195)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,407,373	468,254

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(268,969)	(17,971)

NET CASH USED BY INVESTING ACTIVITIES	(268,969)	(17,971)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments received (Advances on) notes receivable	330,854	(139,725)
Principal payments on long term debt	0	(8,750)
Stockholder distributions	(950,446)	(733,617)

NET CASH USED BY FINANCING ACTIVITIES	(619,592)	(882,092)

NET CHANGE IN CASH	518,812	(431,809)

Cash, beginning of the year	139,303	571,112

CASH, END OF YEAR	$658,115	$139,303

See independent auditor’s report and notes to financial statements.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE A - ORGANIZATION

Kestler Financial Group, Inc. (the Corporation) was incorporated in the Commonwealth of Virginia on January 4, 1993 and is engaged in the insurance sales business. The Corporation transacts business throughout the continental United States and is headquartered in Leesburg, VA.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Corporation maintains their financial statements on the accrual basis of accounting, recognizing income when earned and expenses when incurred.

Revenue Recognition

The Corporation earns commissions on the sale of insurance policies. Commissions are generally paid each year as long as the client continues to use the product and maintains its broker of record relationship with the applicable business. Commissions paid by insurance companies are based on a percentage of the premium that the insurance company charges to the policyholder. First-year commissions are calculated as a percentage of the first twelve months’ premium on the policy and earned in the year that the policy is originated. In many cases, the Corporation receives renewal commissions for a period following the first year, if the policy remains in force. Insurance commissions are recognized as revenue when the following criteria are met: (1) the policy application and other carrier delivery requirements are substantially complete, (2) the premium is paid and (3) the insured party is contractually committed to the purchase of the insurance policy. Carrier delivery requirements may include additional supporting documentation, signed amendments and premium payments. Commissions earned on renewal premiums are generally recognized upon receipt from the carrier, since that is typically when the Corporation is first notified that such commissions have been earned.

Cash and Cash Equivalents

The term cash and cash equivalents, as used in the accompanying financial statements, includes currency on hand and demand deposits with financial institutions. There were no restrictions on cash balances at December 31, 2017 and 2016. The Corporation considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment is stated at cost. Individual purchases over $2,500 and improvements, which prolong the useful life of an asset, are capitalized, while expenditures for maintenance, small items, and minor repairs are expensed as incurred. Depreciation for financial statements is calculated on the straight-line method and is provided on a consistent basis, based upon the estimated useful life of the particular asset. Depreciation expense was $28,751 and $24,155 for the years ended December 31, 2017 and 2016, respectively.

Deferred Rent

The Corporation recognizes rent expense on a straight-line basis, and the deferred rent liability reflects the difference between rental payments and the discount received on the rent as a result of the tenant improvement allowance and rent abatement. The deferred rent liability is reduced over the life of the lease.

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Corporation reports income for income tax purposes on the cash basis method of accounting. Effective January 4,1993, the Corporation elected to be subject to the “S” Corporation provisions of the Internal Revenue Code. Accordingly, all income or losses are reported on the individual income tax returns of the stockholder. Therefore, no provision or liability for income taxes has been included in the financial statements for the Corporation.

Under the provisions of Statement of Financial Accounting Standards ASC Topic 740, Income Taxes (ASC 740), companies are required to disclose unrecognized tax benefits. The Corporation operates as a Subchapter S Corporation and is not subject to federal income taxes. Management considered the provisions regarding ASC 740 with respect to state income taxes and deemed there were no material unrecognized tax benefits for certain tax positions at December 31, 2017 and 2016. Generally, the Corporation’s tax returns remain available for three years for federal and four years for state income tax examination purposes.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes Receivable

Notes receivable are stated at unpaid principal balances, less allowance for losses. No allowance for losses were recorded at December 31, 2017 and 2016.

Advertising

The Corporation’s policy is to expense all advertising and promotion expenses when incurred. The Corporation had advertising and promotion expenses of $5,171 and $6,339 for the years ended December 31, 2017 and 2016, respectively.

Recent Accounting Pronouncements Not Yet Adopted

In May 2014, the FASB issued guidance that supersedes previously issued guidance on revenue recognition and will apply to the Corporation. The main principle of this new guidance focuses on the contract between a vendor and a customer for the provision of good and services. It attempts to depict the exchange of rights and obligations between the parties in the pattern of revenue recognition based on the consideration for which the vendor is entitled. To accomplish this objective, the standard requires five basis steps: (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the entity satisfies the performance obligation. The new standard will be effective for nonpublic entities for annual reporting period beginning after December 15, 2018. The Corporation will evaluate the effect that adoption of this new standard will have on the financial statements.

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2016, the FASB issued guidance related to leasing for both the lessees and the lessors. The new standard establishes a right-of-use (ROU) model that requires a lessee to record the ROU asset and a lease liability on the statement of financial position for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of activities. The new standard is effective for the fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Corporation will evaluate the effect that adoption of this new standard will have on the financial statements.

NOTE C – NOTES RECEIVABLE

On January 1, 2002 the Corporation loaned a related party $260,000 on a 5.05% interest bearing note. The note had a remaining balance of $271,190 as of December 31, 2016. The note was fully written off during the year December 31, 2017.

On June 25, 2015, the Corporation loaned an employee $25,000 on a 4% interest bearing note. The note had a remaining balance of $25,000 as of December 31, 2016. The note was paid in full during the year ended December 31, 2017.

On November 18, 2016 the Corporation loaned an employee $59,329 on a 0% interest bearing note to be repaid in 6 installments. The note had a remaining balance of $4,665 and $39,329 as of December 31, 2017 and 2016, respectively.

NOTE D – DEBT FORGIVENESS

On March 1, 2012 the Corporation borrowed $600,000 from a third party. The remaining loan balance of $435,600 was forgiven in full during the year ended December 31, 2016.

NOTE E - FAIR VALUE MEASUREMENTS

The framework for measuring fair value provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under FASB ASC 820 are described below:

Level 1:	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that management has the ability to access.

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE E - FAIR VALUE MEASUREMENTS (continued)

Level 2:	Inputs to the valuation methodology include (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in inactive markets; (c) inputs other than quoted prices that are observable for the asset or liability; and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3:	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques maximize the use of relevant observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2017 and 2016.

Ownership in Privately Held Businesses

Alternative investments, including investments in limited partnerships, do not have readily available market values. These estimated fair values may differ significantly from the values that would have been used had a ready market for these investments existed, and such differences could be material. Limited partnership interests and other investments not having an established market are valued at net asset values as determined by the investment managers, which management has determined approximates fair value. Private equity investments are often valued initially based upon cost; however, valuations are reviewed utilizing available market data to determine if the carrying value of these investments should be adjusted. Such market data primarily includes observations of the trading multiples of public companies considered comparable to the private companies being valued.

The following table set forth by level, within the fair value hierarchy, the Corporation’s assets at fair value as of December 31, 2017.

		Quoted Prices	Significant
		In Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Ownership in privately held business	50,000	0	0	50,000

Totals	$50,000	$0	$0	$50,000

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE E - FAIR VALUE MEASUREMENTS (continued)

The following table set forth by level, within the fair value hierarchy, the Corporation’s assets at fair value as of December 31, 2016.

		Quoted Prices	Significant
		In Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Ownership in privately held business	50,000	0	0	50,000

Totals	$50,000	$0	$0	$50,000

A reconciliation of the beginning and ending balances of ownership in privately held businesses for the year ended December 31, 2017 of the net assets whose fair value has been determined using significant unobservable inputs (Level 3) is as follows:

Balance, December 31, 2016	$50,000
Net income	8,050
Transfer out	(8,050)

Balance, December 31, 2017	$50,000

A reconciliation of the beginning and ending balances of ownership in privately held businesses for the year ended December 31, 2016 of the net assets whose fair value has been determined using significant unobservable inputs (Level 3) is as follows:

Balance, December 31, 2015	$50,000
Net Income	10,000
Transfer out	(10,000)

Balance, December 31, 2016	$50,000

To assess the appropriate classification of investments within the fair value hierarchy, the availability of market data is monitored. Changes in economic conditions or valuation techniques may require the transfer of investments from one fair value level to another. In such instances, the transfer is reported at the end of the reporting period.

Management evaluates the significance of transfers between levels based upon the nature of the investment and size of the transfer relative to total net assets available for benefits. For the years ended December 31, 2017 and 2016, there were no significant transfers into or out of Levels 1, 2, or 3.

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE F - RELATED PARTY TRANSACTIONS

The Corporation has entered into contracts with a related party. During 2017 and 2016, the Corporation received payments related to the contracts of $779,074 and $750,313, respectively. $15,792 and $18,065 were due from the related party and are included in other receivables on the balance sheets as of December 31, 2017 and 2016, respectively. The Corporation paid commissions on these contracts to the related party of $86,492 and $315,682.

NOTE G - OPERATING LEASES

The Corporation leases office space in Leesburg, VA. The original lease commenced on November 9, 2012 with an expiration date of April 9, 2019. This lease was amended effective May 19, 2017 to relocate the office to a larger space and extended the term of the original lease to May 19, 2025.

Rent is payable with a base amount in 2017 and 2016 of $102,337 and $150,158, respectively.

Rent expense for the years ended December 31, 2017 and 2016 totaled $189,438 and $141,286, respectively.

Future minimum payments required under the operating lease agreement are as follows:

For Year Ending December 31,
2018	$101,250
2019	219,145
2020	253,270
2021	318,282
Thereafter	1,309,023

$2,200,970

NOTE H - 401(k) RETIREMENT PLAN AND PROFIT SHARING PLAN

The Corporation has a defined contribution profit sharing plan and a 401(k) retirement plan covering all eligible employees. The defined contribution profit sharing plan is a qualified plan under the Internal Revenue Code. The Corporation matches employee contributions to its 401(k) plan up to 4% of their salary. The matching contributions for 2017 and 2016 were $60,056 and $59,864, respectively.

See independent auditor’s report.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

for Years Ended December 31, 2017 and 2016

NOTE I - CONCENTRATIONS OF CREDIT RISK

Financial instruments, which potentially subject the Corporation to concentrations of credit risk, consist primarily of cash, short-term investments, and trade accounts receivable.

The Corporation maintains its cash in several commercial institutions. Cash balances are insured by the Federal Deposit Insurance Corporation. At December 31, 2017 and 2016, the cash balances exceeded federally insured limits. Management does not believe this results in any significant credit risk.

The Corporation is engaged primarily in the sale of annuities and life insurance through a network of independent agents, registered representatives, and investment advisor representatives nationwide. The Corporation performs ongoing credit evaluations of its customers’ financial condition, and, generally, requires no collateral from its customers.

NOTE J - CASH FLOW INFORMATION

Cash payments for interest for the years ended December 31, 2017 and 2016 totaled $760 and $0, respectively.

NOTE K – CHANGE IN OWNERSHIP

On November 29, 2016 the majority shareholder entered into an agreement to sell all of his remaining stock of the Corporation to the minority shareholder, making the minority shareholder the sole shareholder of the Corporation. The financing for the stock sale is between the two individual shareholders, and outside of the Corporation.

NOTE L - SUBSEQUENT EVENTS

Subsequent to year-end, the Corporation and its shareholder plan to enter into an Asset Purchase Agreement that outlines the basic terms to sell all of the assets of the Corporation to Ladenburg Thalmann Financial Services, Inc. a publically traded company registered with the Securities and Exchange Commission.

The Corporation has evaluated events and transactions for potential recognition or disclosure through August 13, 2018 which is the date that financial statements were available to be issued.

See independent auditor’s report.